Boyd Watterson Limited Duration

Enhanced Income Fund

Class	I	BWDIX

(a series of Northern Lights Fund Trust III)

Supplement dated March 16, 2017
to the Prospectus dated July 29, 2016

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Effective March 13, 2017, the adviser has contractually agreed to reduce the expense limit for Class I Shares from 0.65% to 0.55%. Certain information in the Prospectus has been replaced as described below.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses (1)	0.20%
Acquired Fund Fees and Expenses (1) (2)	0.02%
Total Annual Fund Operating Expenses	0.62%
Fee Waiver (3)	(0.05)%(4)
Total Annual Fund Operating Expenses After Fee Waiver	0.57%(4)
(1)	Based on estimated amounts for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.
(3)	The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 0.75%, 1.65%, 0.65%, 0.75%, 0.55%, and 0.40% of average daily net assets attributable to Class A, Class C, Class R, Investor Class, Class I, and Class I2, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of recoupment, whichever is lower. These agreements may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Adviser.
(4)	Restated to reflect current contractual expense limits.

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The disclosure for Class I Shares under the section entitled “Example” on page 1 of the Prospectus has been replaced with the following:

Class	1 Year	3 Years
I	$58	$193

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The disclosure for Class I Shares under the section entitled “Investment Adviser” on page 10 of the Prospectus has been replaced with the following:

Class	Expense Cap
I	0.55%

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You should read this Supplement in conjunction with the Prospectus dated July 29, 2016. This document provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Fund toll-free at 1-877-345-9597.

Please retain this Supplement for future reference.